Exhibit 10.41

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

Execution Copy

TECHNOLOGY EVALUATION AGREEMENT

This AGREEMENT, effective this 13th day of September, 2019 (hereinafter referred to as the “Effective Date”), is made by and between [***], a [***] (hereinafter referred to as “[***]”), and Ares Genetics GmbH, a company registered in Vienna, Austria, whose registered office is at Karl-Farkas-Gasse 18, 1030 Vienna, Austria (hereinafter referred to as (“COMPANY”). Each of [***] and COMPANY may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties previously entered into a two-way Confidential Disclosure Agreement effective as of 25 July 2018 that governs previous discussions (the “CDA”); and

WHEREAS, the Parties previously entered into a Technology Evaluation Agreement effective as of 14 December 2018, which was completed to both Parties satisfaction (the “Original Agreement”);

WHEREAS, the Parties wish to continue to evaluate certain technology of COMPANY; and

WHEREAS, the Parties will conduct portions of the current evaluation at COMPANY’s facilities in Vienna, Austria and [***] facilities at [***] and [***] (the “Evaluation”); and

WHEREAS, [***] shall provide certain [***] Materials (as defined herein) for use as described herein, for the term of this Agreement to facilitate the Evaluation.

NOW THEREFORE, in consideration of the foregoing, and of the mutual covenants, promises, and agreements contained herein, the Parties hereby agree as follows:

Article	1 Scope and Conduct of the Project
1.1	Subject to the provisions of this Agreement, [***] and COMPANY shall perform the Evaluation project entitled “Assessment of Ares Genetics’ Ability to Predict the Resistance/Susceptibility of Bacteria to Specific Antibiotics” as described in Exhibit A and attached hereto (the “Project”). The Project is hereby incorporated by reference into this Agreement and shall govern in the event of any direct conflict with any term of this Agreement provided it states so clearly in the Project or any change thereto. Changes may be made to the Project upon mutual agreement by the Parties, but must be specific and agreed to in writing.

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1.2	The Parties shall:
1.2.1	conduct the Project in a good scientific manner and in accordance with other current scientific standards and laboratory practices; and
1.2.2	conduct the Project in accordance with all applicable laws, rules, regulations and associated guidelines including, but not limited to, all environmental and safety standards and regulations as well as any export and import regulations.
1.3	COMPANY shall obtain and maintain all necessary licenses, permits, approvals, waivers and consents and all regulatory authorizations, accreditations and certifications, which are necessary to undertake and complete the Project.
1.4	[***] shall license and supply certain Materials as listed in Exhibit B. All of such materials and all related material or associated Confidential Information, know-how or data are covered by this Agreement and shall hereinafter be referred to as “[***] Material(s)”. [***] shall not transfer any [***] Material to COMPANY, which contains any material belonging to Biosafety level 3 or above.
1.5	In respect of [***] Materials, [***] shall, at its cost, arrange for them to be delivered to COMPANY at its facility in Vienna, Austria, or any other third-party subcontractor facility determined by COMPANY as soon as reasonably practicable following the date of execution of this Agreement. Along with the [***] Materials, [***] shall provide any information associated that is required for the Project as specified in Exhibit A. COMPANY shall handle and store [***] Materials in accordance with applicable scientific standards and laboratory practices and all applicable laws, rules, regulations and associated guidelines including, but not limited to, all environmental and safety standards and regulations.
1.6	It is understood that [***] Material(s) are supplied and licensed to COMPANY during the Term of this Agreement solely for the internal testing and evaluation purposes described in Exhibit A, at its facility in Vienna, Austria, or at the facility of third-party sub-contractors. Neither COMPANY, nor sub-contractors shall make any analytical measurements of such [***] Materials except as may be described in and which are necessary to the Project without the prior written permission of [***]. The [***] Materials shall not be used in any evaluation that is subject to consulting or licensing obligations to another institution, corporation or business entity, unless written permission is obtained in advance from [***]. THE [***] MATERIALS SHALL NOT BE USED ON OR IN HUMANS (OR IN CONNECTION WITH THEIR DIAGNOSIS OR TREATMENT).
1.7	Each Party shall designate a point of contact, who shall meet telephonically or in person at intervals to be agreed upon by the Parties to discuss progress on the Project, including data generated to date.
Article	2 Personnel
2.1	Each Party represents and warrants that its employees, collaborators, consultants and other persons involved in the Project shall comply with its obligations according to this

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Agreement. Each Party shall be responsible for the performance of its employees, collaborators, consultants and other persons under this Agreement.

2.2	While at any [***] location, COMPANY employees and agents shall comply with [***] written rules and regulations with regard to safety and security provided in advance to COMPANY (“[***] Rules and Regulations”). COMPANY shall be entirely responsible for their compliance with [***] Rules and Regulations and their actions while at any [***] location. Same applies mutatis mutandis to [***] employees and agents on COMPANY’s premises.
Article	3 Consideration
3.1	Each Party agrees to provide in kind technical support for use in conducting the Project, as set forth in Exhibit A.
3.2	For its services in conducting the Project, [***] shall pay to COMPANY a flat fee as set forth in Exhibit A.
3.3	COMPANY shall invoice [***] in respect of costs and expenses in accordance with Sections 3.2, 3.3 and Exhibit A. All invoices shall be sent to [***] Accounts Payable address at: [***], with a courtesy copy to the [***] point of contact designated in accordance with Section 1.5. Payment for expenses in accordance with this Article 3 shall be made by [***] to COMPANY within Thirty (30) days following approval by the point of contact, of the invoice and/or itemized expense statement submitted by COMPANY unless stated otherwise in Exhibit A.
Article	4 Confidential Information
4.1	The Parties agree and acknowledge that “Confidential Information” shall mean and include all data, know-how, any information or materials within the [***] Materials, or other information or materials, including, without limitation, the data generated pursuant to this Agreement (whether or not patentable) disclosed by one Party to the other Party after the Effective Date in connection with this Agreement, either directly or indirectly, and whether in verbal, written, electronic or in any other form which is either designated as “confidential”, “proprietary” or “sensitive” (or equivalent) or which ought to be regarded as confidential in nature by a reasonable business person.
4.2	Confidential Information shall be maintained by the receiving Party as confidential, using the same care and discretion that the receiving Party uses with its own Confidential Information of a similar nature, but, in any event, no less than a reasonable degree of care. Confidential Information: (a) shall remain the exclusive property of the disclosing Party; (b) shall be used by the receiving Party solely for the satisfaction of its obligations under this Agreement (or, where applicable, in the exercise of its rights in respect of Project Data under Section 5.5); and (c) shall not be disclosed by the receiving Party to any other persons or entities, except its employees on a need-to-know basis, unless written permission is obtained in advance from the disclosing Party. All written or otherwise tangible Confidential Information, and copies thereof, shall be promptly returned to the disclosing Party upon written request or destroyed, except that, excluding the [***] Materials, the

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receiving Party may keep one (1) copy for legal and archival purposes. Notwithstanding the aforesaid, receiving Party is not obliged to return or destroy Confidential Information contained in regular IT-Backups made due to and in accordance with legally mandatory duties, provided those backups are not reopened/recovered to make further use or disclosure beyond the original purpose.

4.3	Notwithstanding the foregoing, or any other provision contained herein to the contrary, the receiving Party’s obligations under Sections 4.1 and 4.2 shall not apply to the extent that the receiving Party can prove by written evidence that the respective Confidential Information:
a)	was known by a Party at or prior to the Effective Date, except to the extent unlawfully appropriated by a Party or received from the disclosing Party under obligation of confidentiality; or
b)	is or becomes generally known in the trade or business pertaining to such information or otherwise becomes publicly known at or after the time of disclosure by the disclosing Party, through no wrongful act of the receiving Party; or
c)	is rightfully received by a Party from a third party without restriction and without breach of this Agreement; or
d)	is developed by a Party independent of any Confidential Information of the other Party, such independent development being performed solely by persons not having access whatsoever to the other Party’s Confidential Information.
4.4	Each Party may disclose Confidential Information of the other Party without breaching this Agreement if such Confidential Information is required to be disclosed by a court or judicial or governmental authority of competent jurisdiction, by any applicable law, rule or regulation, or by any applicable stock exchange or stock association rule, subject to the following conditions: (a) prior to making any such disclosure, the Party required to make such disclosure shall provide the other Party with as much prompt written notice thereof as reasonably practicable and legal to enable the other Party to seek a protective order or other similar order preventing or limiting the proposed disclosure; and (b) the Party required to make such disclosure shall disclose the other Party’s Confidential Information only to the extent required to comply with the court or judicial or governmental authority of competent jurisdiction, the applicable law, rule or regulation, or the applicable stock exchange or stock association rule. COMPANY represents that COMPANY is a wholly-owned subsidiary of a Curetis GmbH, that is a wholly-owned subsidiary of Curetis N.V., a Dutch public company listed on Euronext Amsterdam that is subject to European Market Abuse Regulations (MAR). COMPANY further represents that this Agreement constitutes Material Insider Information according to Article 7(1) of the MAR and requires disclosure. (cf. Article 16.5).
4.5	The foregoing provisions and obligations of this Article 4 shall remain in effect and survive for five (5) years after termination or expiration of this Agreement, including any extensions thereto.

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4.6	For clarity, the confidentiality and non-use provisions in the CDA shall apply to the exchange of Confidential Information (as defined in the CDA) between the Parties (i) before the Effective Date of this Agreement; and (ii) otherwise than in connection with this Agreement after the Effective Date of this Agreement. The confidentiality and non-use provisions in this Article 4 shall apply to the exchange of Confidential Information in connection with this Agreement after the Effective Date only.
Article	5 Intellectual Property
5.1	For purposes of this Agreement, “Intellectual Property” is all registered and unregistered copyrights, patents, patent applications, trademarks and all patentable and unpatentable technology, know-how, trade secrets, inventions, designs, methods, discoveries, works of authorship, modifications, improvements and all other intellectual property rights whether registered or unregistered, that may exist anywhere in the world. It is recognized and understood that certain Intellectual Property made, developed, owned, licensed or acquired by a Party before the Effective Date of this Agreement or independently of this Agreement (“Background Intellectual Property”) is the separate property of that Party and is not affected by this Agreement. Each Party shall retain ownership of and all right, title and interest, in and to its respective Background Intellectual Property. Accordingly, except as specifically provided for herein, nothing herein contained shall be construed as expressly or impliedly granting any right or license whatsoever to one Party under any patent, patent application or other Background Intellectual Property right now or hereafter owned or controlled by the other Party.
5.2	For purposes of this Agreement, “Project Intellectual Property” is all Intellectual Property, patentable or not, that is first made, developed, created, conceived of or first reduced to practice either solely or jointly with others as a result of performance of the services or work undertaken pursuant to the Project by one or both of the Parties (and/or their respective affiliates, employees, personnel, consultants, contractors, agents or other third parties engaged on their behalf). The rights of ownership in such Project Intellectual Property (and any patent or patent application claiming any invention within such definition of Project Intellectual Property) shall be retained by the Party that employs or otherwise engages the inventor, author, creator and/or generator of the Intellectual Property in question, and where any Project Intellectual Property has been invented, authored, created or generated jointly by [***] and COMPANY (including where the joint invention, creation or effort has arisen through either of their respective affiliates, consultants, contractors, agents and/or through personnel engaged by, or on behalf of, each of [***] and COMPANY) will be jointly owned by [***] and COMPANY (“Joint Project Intellectual Property”). Each Party shall be entitled to freely exploit Joint Project Intellectual Property without the consent of, and without a duty of account to, the other Party. Each Party will grant and hereby does grant to the other Party all further permissions, consents, and waivers with respect to, and all licenses under, Joint Project Intellectual Property, throughout the world, necessary to provide the other Party with full rights of use and exploitation of the Joint Project Intellectual Property, provided that no right or license is granted to any Background Intellectual Property or solely owned Project Intellectual Property contained therein or necessary to such use.

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

5.3	Each Party shall disclose in writing within thirty (30) days to the other Party any Project Intellectual Property created by the first Party. The Parties agree to cooperate and fully discuss Joint Project Intellectual Property to determine whether it should be maintained as a trade secret or whether patent protection of Joint Project Intellectual Property should be sought. If the Parties agree to seek patent protection of Joint Project Intellectual Property then patent applications on Joint Project Intellectual Property shall be prepared, filed, prosecuted, and maintained jointly by the Parties, using mutually acceptable patent counsel, with actual and reasonable external costs related thereto shared equally. Should one Party elect not to share the costs of preparing, filing, prosecuting, or maintaining a patent application on Joint Project Intellectual Property, the other Party may elect to solely bear such costs, and the Party solely bearing such costs shall control the preparation, filing, prosecution and maintenance of any patents and patent applications directed to the Joint Project Intellectual Property. Notwithstanding the foregoing, the Party electing not to share such patent costs shall retain a royalty-free right to use the Joint Project Intellectual Property.
5.4	Each Party grants to the other Party a non-exclusive, non-transferable, royalty-free license to any of its respective Background Intellectual Property that is required to conduct work under the Project for the sole purpose of conducting work under the Project. This license to Background Intellectual Property expires at the conclusion or termination of the Project.
5.5	The Parties agree that all DNA sequencing results and AST data generated during the course of the Project (“Project Data”) shall be promptly shared by COMPANY with [***] as it becomes available. Notwithstanding anything to the contrary in this Agreement, the Project Data shall be considered [***] Project Intellectual Property as provided herein. The Parties agree that Project Data shall be treated as the Confidential Information of [***] notwithstanding the fact that it is disclosed to [***] by COMPANY, and COMPANY shall be treated as the receiving Party in respect thereof for the purposes of Article 4. [***] shall be free to use and authorize others to use the Project Data for any purpose.
Article	6 Option.
6.1	For the purposes of this Agreement, “Technology” means technology and materials, including without limitation, technical data, designs, plans, specifications, methods, processes, systems, clinical data, regulatory data, submissions, registrations, and other information or documentation, whether patentable or not, relating to the database and algorithms to predict antibiotic susceptibility and resistance for microorganisms based on whole genome sequencing and measurement of genomic markers of resistance, or its manufacture or use, which are known by, owned by and/or licensed to COMPANY, including the Technology IP Rights. “Technology IP Rights” means all right, title and interest to intellectual and industrial property rights recognized in any jurisdiction, including any and all know-how, utility models, registered designs, unregistered design rights, copyright, database rights, rights in respect of confidential information, and any and all issued patents and pending patent applications including, without limitation, any US patent or ex-US applications, provisional applications, any counterparts, continuations, continuations-in-part, divisions, extensions, substitutions, reissues, re-examinations or other patent applications claiming the benefit thereof, any subsequently filed patent

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applications, and any patents issuing therefrom relating to the Technology, or its manufacture or use, or any improvements thereto, made by COMPANY, owned by or assigned to COMPANY, or in which COMPANY has a licensable interest.

6.2	During the Term and for three (3) months thereafter (“Option Period”), COMPANY hereby grants [***] an option to negotiate an exclusive, worldwide, royalty-bearing license to make, sell, offer to sell, use, have made, import, export or otherwise commercialize products, with a right to sublicense, to the Technology in the field of human clinical diagnostics (“Field”). COMPANY shall immediately, but in no event more than three (3) days, notify [***] if COMPANY receives during the Option Period any request or offer from any party or person other than [***] related to the licensing, assignment or other disposition of the Technology that would prevent COMPANY from entering into a license agreement as contemplated by this Section 6.2. [***] may exercise the option at any time during the Option Period by notifying COMPANY in writing of its intent to exercise this option, at which time the parties will enter into negotiations in good faith, to reach commercially reasonable terms for such exclusive license. If [***] does not exercise the option during the Option Period, [***] will grant to COMPANY a non-exclusive, perpetual, irrevocable, non-transferable, non-sub licensable (save with the express permission of [***], in writing) worldwide license to use the Project Data solely for internal research and development purposes. For avoidance of doubt, if [***] exercises its option and the parties are not able to come to an agreement on an exclusive license to the Technology in the Field, then [***] is not obligated to grant to COMPANY any license to use the Project Data.
6.3	Upon [***] exercising its option to negotiate an exclusive license, COMPANY agrees not to discuss with any party or person other than [***], the licensing, assignment or other disposition of the Technology in the Field and furthermore agrees not to take any action that would prevent COMPANY from entering into a license agreement as contemplated by Section 6.2 with [***] for a period of three (3) months.
Article	7 Term and Termination
7.1	This Agreement shall be in effect for a period of ten (10) months beginning on the Effective Date (the “Term”) unless terminated earlier in accordance with the provisions of this Agreement or extended by mutual written consent of the Parties.
7.2	[***] may terminate this Agreement at any time and for any reason upon thirty (30) days written notice to COMPANY. Except for the expenses and costs incurred at the time of termination as provided for in Sections 3.2 and 3.3, [***] shall not be obligated to make any further work plan payments under this Agreement after the date of termination. To the extent [***] has not made both non-refundable exclusive option payments to COMPANY prior to the notice of termination, [***] shall make any such outstanding payment within thirty (30) days of the notice of termination. Notwithstanding the foregoing, any work plan or exclusive option related payments made by [***] as provided in Exhibit A prior to the date of such termination for convenience by [***] shall be non-refundable.

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7.3	In the event that either Party commits a material breach or default with respect to any of the terms or conditions of this Agreement and, with respect to breaches capable of remedy, that Party fails to remedy that material default or breach within thirty (30) days after receipt of written notice of that material breach from any other Party, the Party giving notice may, at its option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement upon written notice of such termination to the other Party.
7.4	Upon termination for any reason, or upon expiry of this Agreement and unless agreed upon otherwise in writing: (i) COMPANY shall immediately discontinue all use of the [***] Materials and, at [***] sole discretion, return or destroy [***] Materials; and (ii) [***] shall, at its own discretion, return or destroy all Confidential Information of COMPANY within ten days of such termination.
7.5	The expiration or termination of this Agreement shall not affect the rights and obligations of the Parties that have accrued prior thereto. In particular, and without limiting the foregoing, the provisions of Article 4 (Confidential Information) and Article 5 (Intellectual Property) shall survive the expiry or termination hereof for the time stipulated in these provisions and perpetual if no special time should be stipulated.
Article	8 Relationships of the Parties

Nothing in this Agreement shall be deemed or construed as creating any agency, joint venture or partnership between the Parties. The Parties shall not conduct their activities hereunder in such manner as to make it appear to third parties that they have formed a partnership. Any third party, including any individuals, or employees or agents of any Party, shall not have or acquire any rights by reason of the Parties having entered into this Agreement. The Parties shall act solely as independent contractors, and nothing in this Agreement shall be construed to give any Party the power or authority to act for, bind, or commit any the other Party, without the prior written consent to do so.

Article	9 Assignment

No Party may assign or transfer (including by operation of law), in whole or in part, the Agreement or any of its rights, obligations or duties under this Agreement without the prior written consent of the other Party at their sole discretion, provided however, that either Party may assign or transfer, in whole or in part, the Agreement or any of its rights, obligations or duties under this Agreement without the prior written consent of the other Party to (a) an affiliate or successor in interest to all or substantially all of such Party’s assets to which this Agreement relates, or (b) one or more entities directly or indirectly controlling, controlled by, or under common control with, such Party; provided that any such assignee agrees in writing to be bound by the terms of this Agreement. Notwithstanding this, [***] acknowledges that COMPANY will involve third-party sub-contractors to perform certain analyses on [***] Materials and consents to such sub-contracting.

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Article 10    Indemnification

10.1	COMPANY shall defend, indemnify and hold [***] and its affiliates, agents, and employees harmless from and against any and all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) incurred by [***] as a result of any claims, demands, actions or other proceedings by any third party arising out of the activities conducted by COMPANY or its employees or agents on [***] facilities or the gross negligence or willful misconduct of COMPANY, its agents, and employees in the performance of its rights or obligations contemplated by the Agreement.
10.2	[***] shall defend, indemnify and hold COMPANY and its affiliates, agents, and employees harmless from and against all losses, liabilities, damages and expenses (including reasonable attorneys’ fees and costs) incurred by COMPANY as a result of any claims, demands, actions or other proceedings by any third party arising out of the gross negligence or willful misconduct of [***], its agents, and employees in the performance of its rights or obligations contemplated by the Agreement or from [***] use, handling, or storage of the COMPANY Materials provided by COMPANY to [***] pursuant to this Agreement.
10.3	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING AS TO THE OUTCOME, SUCCESS OR FAILURE OF THE ACTIVITIES CONTEMPLATED HEREBY OR ANY WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.
10.4	NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, EXCEPT TO THE EXTENT INCLUDED IN A THIRD PARTY CLAIM FOR WHICH A PARTY IS OBLIGATED TO INDEMNIFY THE OTHER PURSUANT TO SECTION 10.1 OR 10.2 OR IN CONNECTION WITH ANY BREACH OF ANY OBLIGATION UNDER Article 4 (CONFIDENTIAL INFORMATION), OR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY, NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES, SHALL BE LIABLE TO ANY OTHER PARTY OR ANY THIRD PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR FOR ANY LOSS OF PROFITS, REVENUE OR BUSINESS, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.
10.5	As a condition to a Party’s right to receive indemnification under this Article 10, it shall (a) notify the indemnifying Party promptly upon becoming aware of a third party claim for which indemnification may be sought pursuant hereto (but in no event later than thirty (30) days after such awareness, it being understood that any failure to make or delay in making such notification shall not relieve the indemnifying Party of its obligations hereunder except to the extent such Party is materially prejudiced by such failure or delay), (b) cooperate with the indemnifying Party in the defense, compromise or settlement of such
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third party claim and (c) permit the indemnifying Party to control the defense, compromise or settlement of such third party claim including without limitation the right to select defense counsel reasonably acceptable to the indemnified Party. In no event, however, may the indemnifying Party compromise or settle any such third party claim in a manner which admits fault or negligence on the part of the indemnified Party or includes injunctive relief or includes the payment of money or other property by the indemnified Party without the prior written consent of the indemnified Party. The indemnifying Party shall have no liability under this Article 10 with respect to third party claims settled or compromised by the indemnified party without the indemnifying party’s express prior written consent.

Article	11 Severability

Each provision of this Agreement is a distinct and severable provision. In the event that a court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be illegal, invalid, void or unenforceable, such provision shall be stricken from the Agreement and the remaining provisions shall be constructed in accordance with the intent of the Parties. Such holding shall have no effect on the legality, validity or enforceability of the remaining provisions of this Agreement, and they shall continue in full force and effect. The Parties shall use their best efforts to negotiate, in good faith, a substitute, valid and enforceable provision, which most nearly reflects the Parties’ intent in entering into the stricken provision. Same applies mutatis mutandis to unintentional gaps.

Article	12 Entire Agreement; Modifications
12.1	This Agreement and all attached Exhibits contain the entire agreement and understanding between the Parties as to its subject matter. It merges all prior discussions between the Parties, and no Party shall be bound by conditions, definitions, warranties, understandings, or representations concerning such subject matter except as provided in this Agreement, or as specified on or subsequent to the Effective Date of this Agreement in a writing signed by properly authorized representatives of the Parties; provided that this Agreement shall not, by effect of this Section 12.1 or otherwise, alter or otherwise affect in any manner whatsoever any of the respective rights and obligations of [***] and COMPANY under any separate written agreement in effect as of the Effective Date to which such Parties may also be parties, including, without limitation, the CDA and the Original Agreement.
12.2	This Agreement can only be modified by written Agreement duly signed by persons authorized to sign agreements on behalf of [***] and COMPANY.
Article	13 Waiver

The failure of a Party in any instance to insist upon the strict performance of the terms of this Agreement shall not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the Party’s failure to insist upon strict performance or at any time in the future, and such terms shall continue in full force and effect.

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Article 14    Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, applicable to contracts executed in and to be performed in that jurisdiction, without giving effect to its rules regarding conflicts of laws. Each Party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York for any action, suit, or proceeding arising out of or relating to this Agreement (and agrees not to commence any action, suit or proceeding relating hereto except in such courts). Each Party hereby irrevocably and unconditionally waives any objection based on improper venue or forum non conveniens.

Article	15 Notices
15.1	Notices shall be in writing and shall be mailed or delivered by courier or other reasonable means of delivery to the following addresses:

[***]:

[***]

Telephone: [***]

with a copy to:

[***]

COMPANY: Dr. Achim Plum

Managing Director
Ares Genetics GmbH
Karl-Farkas-Gasse 18
1030 Wien
Osterreich
Telephone: [***]
E-Mail: [***]

with a copy to:

Business Development
Ares Genetics GmbH
Karl-Farkas-Gasse 18
1030 Wien
Osterreich
Telephone: [***]
E-Mail: [***]

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Article 16       Miscellaneous

16.1	The headings contained in this Agreement are for convenience only and are not a part of this Agreement, and do not in any way interpret, limit or amplify the scope, extent or intent of this Agreement, or any of the provisions of this Agreement.
16.2	This Agreement may be signed in two counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Agreement. However, this document shall not be binding on any of the Parties or constitute a note or memorandum of the material terms of any agreement until each Party has received delivery of a copy signed on behalf of each of the Parties.
16.3	No modification of, or amendment to, this Agreement shall be effective unless in writing and mutually executed. Same applies to a waiver of this provision. The exchange of copies or signature pages of this Agreement, amendments or any notices by facsimile transmission, by electronic mail in “portable document format” (“.pdf’) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery.
16.4	No Party shall be liable for a failure to perform under this Agreement on account of general strikes, accidents, fires, floods, explosions, acts of God, governmental actions, state of war or any other similar causes beyond the control of that Party. Each Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure and the Parties shall discuss in good faith any solution to such situation.
16.5	No Party shall issue any press release or other public statement, whether oral or written (including but not limited to electronic media), disclosing the existence of or the telills contained in this Agreement, any amendment hereto, performance hereunder without the prior written consent of the other Party, provided however, that no Party shall be prevented from complying with any duty of disclosure it may have pursuant to law or governmental regulation.
16.6	No Party shall, without the prior written consent of the other Party: (a) use the name or identity of the other Party; (b) use in advertising, publicity or otherwise, the name of any employee or agent, any trade name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other Party; or (c) represent, either directly or indirectly, that any product or service of the other Party is a product or service of the representing Party or that it is made in accordance with or utilizes the information or documents of the other Party.
16.7	The Parties understand and agree that there is no obligation or commitment by the Parties hereto to enter into any agreement subsequent to this Agreement.
16.8	Except as explicitly set forth in this Agreement, no right or license is granted under this Agreement either expressly or by implication. It is understood that any and all proprietary

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rights of each respective Party, including but not limited to patent rights, in and to the Materials, shall be and remain the property of said Party.

16.9	Each Party represents to the other to have full power and authority to enter into this Agreement, and to fully perform its obligations hereunder, and that this Agreement has been duly executed by it and is enforceable against it in accordance with its terms, and that to the best of its knowledge the execution of this Agreement does not violate or conflict with, and its performance shall not violate, any other agreement to which it is a party.

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by their duly authorized officers or representatives, effective as of the Effective Date.

ARES GENETICS GMBH	[***]
By: /s/ Achim Plum Name: Dr. Achim Plum Title: Managing Director Date: September 13, 2019	By:/s/ [***] Name: [***] Title: [***] Date: September 13, 2019
ARES GENETICS GMBH
By: /s/ Andreas Posch Name: Dr. Andreas Posch Title: Managing Director & CEO Date: September 13, 2019

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

EXHIBIT A
PROJECT

[***]

Exclusive Option

Exclusive Option Payments	Payment Amount (due date)
500,000 Euro (non-refundable)	Due within 10 days of receipt of final execution of Agreement

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Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates that information has been redacted.

EXHIBIT B
[***] MATERIALS

[***]

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